CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT)

I, Matthew H. Scanlan, President of RS Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Variable Products Trust for the period ended June 30, 2012, as filed with the Securities and Exchange Commission, hereby certify that:

        1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 5, 2012	/s/ Matthew H. Scanlan
Matthew H. Scanlan, President
(Principal Executive Officer)

I, Glen M. Wong, Treasurer of RS Variable Products Trust (the “Registrant”), with respect to the report on Form N-CSR of RS Variable Products Trust for the period ended June 30, 2012, as filed with the Securities and Exchange Commission, hereby certify that:

        1. The Report on Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 5, 2012	/s/ Glen M. Wong
Glen M. Wong, Treasurer
(Principal Financial Officer)